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                                             RULE 497(E)
                                             1933 ACT REG. NO.  33-11371
                                             1940 ACT FILE NO.  811-4982


                              HEARTLAND VALUE FUND
                      HEARTLAND SMALL CAP CONTRARIAN FUND
                         HEARTLAND VALUE & INCOME FUND
                   HEARTLAND U.S. GOVERNMENT SECURITIES FUND

                      SUPPLEMENT DATED OCTOBER 31, 1995 TO
                       PROSPECTUS DATED OCTOBER 30, 1995

FOR MISSOURI INVESTORS

         THE HEARTLAND SMALL CAP CONTRARIAN FUND MAY INVEST UP TO, BUT LESS THAN, 35% OF ITS TOTAL ASSETS, AND THE HEARTLAND VALUE & INCOME FUND AND HEARTLAND U.S. GOVERNMENT SECURITIES FUND MAY EACH INVEST UP TO 25% OF THEIR RESPECTIVE TOTAL ASSETS, IN NON-INVESTMENT GRADE DEBT SECURITIES AND CONVERTIBLE DEBT SECURITIES, WHICH MAY INVOLVE GREATER RISK THAN OTHER INVESTMENTS. SEE "INVESTMENT OBJECTIVES AND POLICIES - INVESTMENT QUALITY" IN THE PROSPECTUS.

         THE HEARTLAND SMALL CAP CONTRARIAN FUND TAKES AN AGGRESSIVE INVESTMENT APPROACH FOCUSING ITS INVESTMENTS PRIMARILY IN EQUITY SECURITIES WHOSE POTENTIAL VALUES GENERALLY HAVE BEEN OVERLOOKED BY OTHER INVESTORS. UNDER NORMAL MARKET CONDITIONS, AT LEAST 65% OF THE FUND'S TOTAL ASSETS WILL BE INVESTED IN EQUITY SECURITIES OF SMALLER COMPANIES. THE TECHNIQUES IN WHICH THE SMALL CAP CONTRARIAN FUND MAY ENGAGE MAY ENTAIL RISKS NOT ENCOUNTERED BY THE AVERAGE MUTUAL FUND. SOME TECHNIQUES, SUCH AS SHORT SALES, LEVERAGE AND SHORT-TERM TRADING MAY BE CONSIDERED SPECULATIVE AND MAY RESULT IN HIGHER OPERATING EXPENSES. A HIGH PORTFOLIO TURNOVER RATE MAY INCREASE TRANSACTION COSTS AND MAY AFFECT TAXES PAID BY SHAREHOLDERS TO THE EXTENT SHORT-TERM GAINS ARE DISTRIBUTED. SEE "OTHER INVESTMENT POLICIES, PRACTICES AND RISK FACTORS OF THE FUNDS" IN THE PROSPECTUS.